Income Taxes	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company’s net loss of $85.9 million for the nine months ended September 30, 2012 included $12.2 million in acquisition-related expense, which is a permanent difference between its loss for financial reporting and tax purposes. Molycorp had net deferred income tax liabilities of $162.3 million at September 30, 2012 primarily related to the purchase accounting adjustment associated with the Molycorp Canada acquisition.
At September 30, 2012, Molycorp determined that it, more likely than not, will realize its deferred tax assets and concluded that no valuation allowance is required. In making this determination, management analyzed, among other things, the Company’s recent history of earnings and cash flows, forecasts of future earnings, and the nature and timing of future deductions and benefits represented by the deferred tax assets and liabilities.
The Company has undistributed earnings for several foreign subsidiaries at September 30, 2012, for which deferred taxes have not been provided. Such earnings are considered indefinitely invested in the foreign subsidiaries. If such earnings were repatriated, additional tax expense may result, although the calculation of such additional taxes is not practicable.
The net tax effect of the elimination in consolidation of intercompany balances and transactions resulted in a deferred charge and income tax payable of $12.5 million at September 30, 2012.
Each quarter the Company evaluates the liability for uncertain tax positions. As a result of the acquisition of Molycorp Canada on June 11, 2012, some uncertain tax positions have decreased due to a lapse of the applicable statute of limitations, which totaled to $1.4 million, and some due to resolution with tax authorities for $13.7 million. These decreases have been recorded as a discrete income tax benefit in the third quarter of 2012. As a result of the statute of limitations that expire in the next 12 months in various jurisdictions, and possible settlements of audit-related issues with taxing authorities in various jurisdictions, the Company believes that it is reasonably possible that the total amount of its net unrecognized income tax benefits will decrease by approximately $4.0 million to $6.0 million in the next 12 months and, if recognized, would affect the Company's effective income tax rate.